UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 29, 2005
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-08029 (Commission File Number)	52-0849948 (IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices)          (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to the terms of The Ryland Group, Inc. 2005 Equity Incentive Plan, the Registrant is permitted to issue stock options and restricted stock units, and pursuant to The Ryland Group, Inc. 2004 Non-Employee Director Equity Plan, the Registrant is permitted to issue stock options. A copy of the forms of these agreements that the Registrant intends to use are attached hereto as Exhibits 10.1 through 10.3.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

10.1	Non-Qualified Stock Option Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan

10.2	Stock Unit Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan

10.3	The Ryland Group, Inc. 2004 Non-Employee Director Equity Plan Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.
Date: April 29, 2005	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Non-Qualified Stock Option Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan

10.2	Stock Unit Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan

10.3	The Ryland Group, Inc. 2004 Non-Employee Director Equity Plan Stock Option Agreement